UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C

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Voya Investors Trust

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IMPORTANT NOTICE REGARDING THE AVAILABLILITY OF AN INFORMATION STATEMENT
Relating to
Voya Balanced Income Portfolio (formerly, VY® Franklin Income Portfolio)
(a series of Voya Investors Trust)
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, AZ 85258-2034
1-800-366-0066
This communication (the “Notice”) presents only an overview of a more complete Information Statement that is available to you on the internet relating to Voya Balanced Income Portfolio (the “Portfolio”), a series of Voya Investors Trust (the “Registrant”). The Information Statement details a sub-adviser change relating to the Portfolio. In connection with its duties as the investment adviser for the Registrant, Voya Investments, LLC (the “Adviser”) reviews and evaluates the Registrant’s sub-advisers on an ongoing basis.
At a meeting held on January 25, 2019, the Board of Trustees of the Registrant (the “Board”) approved the selection of Voya Investment Management Co. LLC (the “New Sub-Adviser”) pursuant to a sub-advisory agreement effective May 1, 2019 to replace Franklin Advisers, Inc., the prior sub-adviser to the Portfolio. A prospectus supplement describing these and other changes was mailed to shareholders on or about February 11, 2019.
The appointment of the New Sub-Adviser as the Portfolio’s sub-adviser was effected in accordance with an exemptive order (the “Order”) that the U.S Securities and Exchange Commission granted to the Registrant permitting the Adviser to enter into and materially amend sub-advisory agreements with unaffiliated and certain affiliated sub-advisers solely with Board approval, subject to certain conditions, and without obtaining shareholder approval. Consequently, the Registrant is not soliciting proxies to approve this change. The Order does, however, require that an information statement be provided to you containing much of the same information that would have been included in a proxy statement soliciting approval of a new sub-advisory agreement. In lieu of physical or electronic mail delivery of the Information Statement (other than on request as described below), the Portfolio will make the Information Statement available to you online.
The Information Statement will be available to review on the Internet at http://www.proxyvote.com/voya until September 24, 2019. A paper or email copy of the Information Statement may be obtained, without charge, by contacting the Portfolio at the address or phone number listed above. If you want to receive a paper or email copy of the Information Statement, you must request one no later than June 26, 2020.

INFORMATION STATEMENT
June 26, 2019
Voya Balanced Income Portfolio (formerly, VY® Franklin Income Portfolio)
(A series of Voya Investors Trust)
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, AZ 85258-2034
1-800-366-0066
Voya Balanced Income Portfolio is not asking you for a proxy regarding the sub-advisory agreement and you are requested not to send a proxy with respect to this Information Statement.

INTRODUCTION
Why did you send me this booklet?
This booklet includes an information statement (“Information Statement”) for Voya Balanced Income Portfolio (the “Portfolio”), in which you have an interest. This Information Statement is furnished in connection with the approval of a new sub-advisory agreement for the Portfolio. The Portfolio is a separate series of Voya Investors Trust (the “Registrant”). This Information Statement will be provided on or about June 26, 2019 to shareholders of record as of the close of business on May 1, 2019 (the “Record Date”).
How can I obtain more information about the Portfolio?
Should you have any questions about the Portfolio, please do not hesitate to contact Shareholder Services toll free at 1-800-366-0066. A copy of the current prospectus, Statement of Additional Information (“SAI”), annual report, and semi-annual report is available, without charge, on the Internet at www.voyainvestments.com/literature or by contacting the Portfolio at:
Voya Investment Management
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, AZ 85258-2034
1-800-366-0066

NOTICE OF NEW SUB-ADVISORY AGREEMENT
What is happening?
At a meeting held on January 25, 2019, the Board of Trustees of the Registrant (the “Board”) approved the removal of Franklin Advisers, Inc. (“Franklin Advisers”) and the appointment of Voya Investment Management Co. LLC (“Voya IM” or the “New Sub-Adviser”) as sub-adviser to the Portfolio pursuant to a sub-advisory agreement effective May 1, 2019 (the “New Sub-Advisory Agreement”). A prospectus supplement describing these and other changes was mailed to shareholders on or about February 11, 2019.
The Portfolio and Voya Investments, LLC (“Voya Investments” or the “Adviser”) have obtained an exemptive order from the U.S. Securities and Exchange Commission (the “SEC”) that permits the Adviser to enter into a sub-advisory agreement with one or more sub-advisers, including certain affiliated sub-advisers, on behalf of a fund that it manages without obtaining shareholder approval of the new agreement subject to certain conditions, including that the Adviser furnishes shareholders of an affected fund with certain information about the new sub-advisory agreement or agreements. This Information Statement is intended to comply with that condition.
Who is the New Sub-Adviser?
Effective May 1, 2019, Voya IM was named as the sub-adviser to the Portfolio. Please see Appendix A for a listing of the names and the principal occupations of the principal executive officers of the New Sub-Adviser.
Voya Investment Management Co. LLC
Voya IM, a Delaware limited liability company, was founded in 1972 and is registered with the SEC as an investment adviser. Voya IM is an indirect, wholly-owned subsidiary of Voya Financial, Inc. and is an affiliate of the Adviser. Voya IM has acted as adviser or sub-adviser to mutual funds since 1994 and has managed institutional accounts since 1972. Voya IM’s principal office is located at 230 Park Avenue, New York, New York 10169. As of March 31, 2019, Voya IM managed approximately $108.5 billion in assets.
The following individuals are jointly responsible for the day-to-day management of the Portfolio.
Vincent Costa, CFA, Portfolio Manager, also serves as Head of the global equities team and as portfolio manager for the active quantitative strategies and the U.S. large cap value portfolios. Mr. Costa joined Voya IM in April 2006 as head of portfolio management for quantitative equity. Prior to joining Voya IM, Mr. Costa managed quantitative equity investments at both Merrill Lynch Investment Management and Bankers Trust Company.
Brian Timberlake, Ph.D., CFA, Portfolio Manager, is currently Head of Fixed Income Research. Prior to this position, Mr. Timberlake was Head of Quantitative Research and before that, a Senior Quantitative Analyst. He joined Voya IM in 2003.
Paul Zemsky, CFA, Portfolio Manager, is Chief Investment Officer of Voya IM’s Multi-Asset Strategies. He joined Voya IM in 2005 as head of derivative strategies.
Who was the former sub-adviser?
The Portfolio was managed by Franklin Advisers until May 1, 2019 pursuant to a sub-advisory agreement, dated May 1, 2017 (the “Prior Sub-Advisory Agreement”). Franklin Advisers is a wholly-owned subsidiary of Franklin Resources, Inc. The principal address of Franklin Advisers is One Franklin Parkway, San Mateo, California 94403-1905.
How did this change affect the management of the Portfolio?
Mr. Costa, Mr. Timberlake, and Mr. Zemsky are now portfolio managers for the Portfolio, replacing the portfolio managers at Franklin Advisers.
Were there changes to the name of the Portfolio, its investment objective, or principal investment strategies?
As described in the supplement to the Portfolio’s prospectus dated February 11, 2019, changes have been made to the name of the Portfolio and principal investment strategy in connection with the appointment of Voya IM as the sub-adviser to the Portfolio. These changes to the principal investment strategy were effective May 1, 2019.
The following chart compares the prior principal investment strategy to the current principal investment strategy effective on May 1, 2019.
Prior Strategy	Current Strategy
Investment Strategies	Under normal market conditions, the Portfolio invests in a diversified portfolio of debt instruments and equity securities. Debt instruments include all varieties of fixed, floating, and variable rate instruments including secured and unsecured bonds, bonds convertible into common stocks, mortgage and asset backed securities, debentures, zero-coupon bonds, notes, and short-term debt instruments. Equity securities include common stocks, preferred stocks, and convertible securities, among others. However, the equity securities in which the Portfolio	Under normal market conditions, the Portfolio intends to invest approximately 60% of its assets in debt securities and approximately 40% of its assets in equity securities (“Target Allocation”). The sub-adviser (“Sub-Adviser”) may deviate from the Target Allocation in light of market conditions or to take advantage of particular opportunities. Generally, the deviations fall within the range of +/- 15% relative to the Target Allocation. The Portfolio may be rebalanced periodically to return to the Target Allocation.
The Portfolio may also invest in derivatives, including

Prior Strategy	Current Strategy
invests consist primarily of common stocks.
The Portfolio seeks income by selecting investments such as corporate, foreign, and U.S. Treasury bonds, as well as stocks with dividend yields the sub-adviser (“Sub-Adviser”) believes are attractive. In its search for growth opportunities, the Portfolio maintains the flexibility, based on economic conditions, to invest in common stocks of companies from a variety of industries such as utilities, financials, energy, health care, and telecommunication, but from time to time, based on economic conditions, the Portfolio may have significant investments in particular sectors.

The Portfolio may invest up to 100% of its total assets in debt instruments that are rated below investment-grade. Securities rated in the top four ratings categories by independent rating organizations such as S& P Global Ratings (“S&P”) and Moody’s Investors Service, Inc. (“Moody’s”) are considered investment-grade. Higher yields are ordinarily available from securities in the lower rating categories, such as securities rated Ba or lower by Moody’s, BB or lower by S&P, or from unrated securities deemed by the Sub-Adviser to be of comparable quality. Such high-yield securities are considered to be below investment-grade and are sometimes referred to as “junk bonds.” Generally, lower-rated securities pay higher yields than more highly rated securities to compensate investors for the higher risk.
The Portfolio may invest up to 25% of its assets in foreign securities. It ordinarily buys foreign securities that are traded in the United States or American Depositary Receipts. The Portfolio may invest up to 10% of its assets in secured and unsecured corporate bank loans and loan participations.
The Portfolio may also invest up to 10% of its net assets in equity-linked notes. The Portfolio may engage in all types of equity-linked notes, including those that: (1) provide for protection of the Portfolio’s principal in exchange for limited participation in the appreciation of underlying securities; and (2) do not provide for such protection and subject the Portfolio to the risk of loss of the Portfolio’s principal investment.
The Portfolio may, from time to time, seek to hedge (protect) against currency risks, using principally forward foreign currency exchange contracts when, in the Sub-Adviser’s opinion, it would be advantageous to the Portfolio to do so. The Portfolio is limited in this ability to 25% of its net assets. The Portfolio may also, from time to time, seek to hedge against market risk, using a variety of derivative instruments, which may include purchasing or selling call and put options. A call option gives the purchaser of the option, upon payment of a premium, the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. Conversely, a put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the seller of the option the obligation to buy, the underlying instrument at the exercise price. The Portfolio may invest in exchange-traded and over-the-counter equity and equity index options for hedging purposes.
The Sub-Adviser searches for undervalued or out-of-favor securities it believes offer opportunities for current income and significant growth in the future. It performs independent analysis of the debt securities being considered for the Portfolio’s investment portfolio, rather than relying principally on the ratings assigned by rating agencies. In its analysis, the Sub-Adviser considers a variety of factors including: the experience and managerial strength of the company; responsiveness to changes	options, futures, swaps (including interest rate swaps, total return swaps, and credit default swaps), and currency forwards, as a substitute for taking a position in an underlying asset, to make tactical asset allocations, to seek to minimize risk, to enhance returns, and/or assist in managing cash.
Debt Portion
The debt portion of the Portfolio (“Debt Portion”) may include investment-grade securities and below investment-grade securities, commonly referred to as “junk bonds.” Investment grade securities would be rated at least BBB- by S&P Global Ratings or Baa3 by Moody’s Investors Service, Inc. or BBB- by Fitch Ratings or have an equivalent rating by a nationally recognized statistical rating organization (“NRSRO”), or if unrated, would be determined by the Sub-Adviser to be of comparable quality. The Debt Portion may also invest in floating rate loans, and other floating rate debt instruments.
The Debt Portion is not managed relative to an index, instead the Sub-Adviser seeks to produce positive returns across varying market conditions. To seek this goal, the Portfolio has flexibility to invest across a broad range of fixed-income securities and derivatives without regard to a benchmark. The Debt Portion generally maintains a dollar-weighted average duration profile between 0 and 8 years. Duration is the most commonly used measure of risk in debt instruments as it incorporates multiple features of the debt instruments (e.g., yield, coupon, maturity, etc.) into one number. Duration is a measure of sensitivity of the price of a debt security to a change in interest rates. Duration is expressed as a number of years. The bigger the duration number, the greater the interest-rate risk or reward for the debt instrument prices. For example, the price of a bond with an average duration of five years would be expected to fall approximately 5% if interest rates rose by 1%. Conversely, the price of a bond with an average duration of five years would be expected to rise approximately 5% if interest rates drop by 1%.
The Debt instruments may be issued by various U.S. and non-U.S. public or private sector entities (including those located in emerging market countries). Debt instruments may include, without limitation, bonds, debentures, notes, convertible securities, commercial paper, loans and related assignments and participations, corporate debt, asset- and mortgage-backed securities, preferred stock, bank certificates of deposit, fixed time deposits, bankers’ acceptances and money market instruments, including money market funds denominated in U.S. dollars or other currencies. Floating rate loans and other floating rate debt instruments include floating rate bonds, floating rate notes, floating rate debentures, and tranches of floating rate asset-backed securities, including structured notes, made to, or issued by, U.S. and non-U.S. corporations or other business entities. The Portfolio may also invest in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies and instrumentalities, and U.S. and non-U.S. corporations.
Equity Portion
The equity portion of the Portfolio (“Equity Portion”) includes investments primarily in securities of U.S. and non-U.S. issuers included in either the Russell 1000® Index or the MSCI EAFE® Index (each an “Index” and collectively the “Indices”). The Sub-Adviser seeks to maximize total return of the Equity Portion to the extent consistent with maintaining lower volatility than the Indices. Volatility generally measures how much a fund’s returns

Prior Strategy	Current Strategy
in interest rates and business conditions; debt maturity schedules and borrowing requirements; the company’s changing financial condition and market recognition of the change; and a security’s relative value based on such factors as anticipated cash flow, interest or dividend coverage, asset coverage, and earnings prospects.
The Portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder (“1940 Act”).
The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.
The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1⁄3% of its total assets.
have varied over a specified time frame.
The Sub-Adviser uses an internally developed quantitative computer model to create U.S. and non-U.S. target universes of equity securities with above average dividend yields compared to their respective Indices (the Russell 1000® Index in the case of the U.S. target universe and the MSCI EAFE® Index in the case of the non-U.S. target universe), and which the Sub-Adviser believes exhibit stable dividend yields within each geographic region and industry sector. The model also seeks to exclude from the target universe securities issued by companies that the Sub-Adviser believes exhibit characteristics that indicate they are at risk of reducing or eliminating the dividends paid on their securities. Once the Sub-Adviser creates the target universes, the Sub-Adviser seeks to identify the most attractive securities within each geographic region and sector by ranking each security relative to other securities within its region and sector using proprietary fundamental sector-specific models. The Sub-Adviser then uses optimization techniques to seek to achieve the target dividend yields, manage target beta, determine active weights, and neutralize sector exposures in order to create U.S. and non-U.S. equity portfolios that the Sub-Adviser believes will provide the potential for maximum total return consistent with maintaining lower volatility than the Indices. Under certain market conditions, the Equity Portion of the Portfolio will likely earn a lower level of total return than it would in the absence of its strategy of maintaining a relatively low level of volatility.

The Portfolio may invest in real estate-related securities, including real estate investment trusts.

In managing both the Debt and Equity Portions, the Portfolio may also invest up to 35% of its net assets in other investment companies that may or may not be affiliated with the investment adviser, including exchange-traded funds, to gain exposure to high yield bonds, emerging markets debt, and other securities to make tactical asset allocations, minimize risk, and assist in managing risk.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.
The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1⁄3% of its total assets.

What are the key risks of investing in the Portfolio after the changes to the principal investment strategies?
In conjunction with the changes made to the principal investment strategy described above, changes were also made to the principal investment risks of the Portfolio. The following chart compares the prior principal investment risks to the current principal investment risks. These changes were effective May 1, 2019.
Risks	Prior Risks	Current Risks
Bank Instruments: Bank instruments include certificates of deposit, fixed time deposits, bankers’ acceptances, and other debt and deposit-type obligations issued by banks. Changes in economic, regulatory or political conditions, or other events that affect the banking industry may have an adverse effect on bank instruments or banking institutions that serve as counterparties in transactions with the Portfolio.		✓
Company: The price of a company’s stock could decline or underperform for many reasons including, among others, poor management, financial problems, reduced demand for company goods or services, regulatory fines and judgments, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.	✓	✓

Risks	Prior Risks	Current Risks
Convertible Securities: Convertible securities are securities that are convertible into or exercisable for common stocks at a stated price or rate. Convertible securities are subject to the usual risks associated with debt instruments, such as interest rate and credit risk. In addition, because convertible securities react to changes in the value of the stocks into which they convert, they are subject to market risk.	✓	✓
Credit: The price of a bond or other debt instrument is likely to fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay its financial obligations altogether.	✓	✓
Credit Default Swaps: The Portfolio may enter into credit default swaps, either as a buyer or a seller of the swap. A buyer of a swap pays a fee to buy protection against the risk that a security will default. If no default occurs, the Portfolio will have paid the fee, but typically will recover nothing under the swap. A seller of a swap receives payment(s) in return for an obligation to pay the counterparty the full notional value of a security in the event of a default of the security issuer. As a seller of a swap, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the full notional value of the swap. Credit default swaps are particularly subject to counterparty, credit, valuation, liquidity and leveraging risks and the risk that the swap may not correlate with its underlying asset as expected. Certain standardized swaps are subject to mandatory central clearing. Central clearing is expected to reduce counterparty credit risk and increase liquidity; however, there is no assurance that central clearing will achieve that result, and in the meantime, central clearing and related requirements expose the Portfolio to new kinds of costs and risks. In addition, credit default swaps expose the Portfolio to the risk of improper valuation.		✓
Currency: To the extent that the Portfolio invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged by the Portfolio through foreign currency exchange transactions.	✓	✓
Deflation: Deflation occurs when prices throughout the economy decline over time - the opposite of inflation. When there is deflation, the principal and income of an inflation-protected bond will decline and could result in losses.		✓
Derivative Instruments: Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in market interest rates and liquidity and volatility risk. The amounts required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by the Portfolio. Therefore, the purchase of certain derivatives may have an economic leveraging effect on the Portfolio and exaggerate any increase or decrease in the net asset value. Derivatives may not perform as expected, so the Portfolio may not realize the intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. When used as an alternative or substitute for direct cash investments, the return provided by the derivative may not provide the same return as direct cash investment. In addition, given their complexity, derivatives expose the Portfolio to the risk of improper valuation.	✓	✓
Dividend: Companies that issue dividend yielding equity securities are not required to continue to pay dividends on such securities. Therefore, there is the possibility that such companies could reduce or eliminate the payment of dividends in the future. As a result, the Portfolio’s ability to execute its investment strategy may be limited.	✓	✓
Floating Rate Loans: In the event a borrower fails to pay scheduled interest or principal payments on a floating rate loan, the Portfolio will experience a reduction in its income and a decline in the market value of such investment. This will likely reduce the amount of dividends paid and may lead to a decline in the net asset value. If a floating rate loan is held by the Portfolio through another financial institution, or the Portfolio relies upon another financial institution to administer the loan, the receipt of scheduled interest or principal payments may be subject to the credit risk of such financial institution. Investors in floating rate loans may not be afforded the protections of the anti-fraud provisions of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, because loans may not be considered “securities” under such laws. Additionally, the value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer’s obligations under the loan. Furthermore, such collateral may be difficult to liquidate. No active trading market may exist for many floating rate loans and many floating rate loans are subject to restrictions on resale. Transactions in loans typically settle on a delayed basis and may take longer than 7 days to settle. As a result, the Portfolio may not receive the proceeds from a sale of a floating rate loan for a significant period of time. Delay in the receipts of settlement proceeds may impair the ability of the Portfolio to meet its redemption obligations. It may also limit the ability of the Portfolio to repay debt, pay dividends, or to take advantage of new investment opportunities.		✓

Risks	Prior Risks	Current Risks
Focused Investing: To the extent that the Portfolio invests a substantial portion of its assets in securities related to a particular industry, sector, market segment, or geographic area, its investments will be sensitive to developments in that industry, sector, market segment, or geographic area. The Portfolio is subject to the risk that changing economic conditions; changing political or regulatory conditions; or natural and other disasters affecting the particular industry, sector, market segment, or geographic area in which the Portfolio focuses its investments could have a significant impact on its investment performance and could ultimately cause the Portfolio to underperform, or its net asset value to be more volatile than, other funds that invest more broadly.	✓
Foreign Investments: Investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments, which may include the imposition of economic sanctions or other measures by the United States or other governments and supranational organizations. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.	✓
Foreign Investments/Developing and Emerging Markets: Investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments, which may include the imposition of economic sanctions or other measures by the United States or other governments and supranational organizations. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region. Foreign investment risks may be greater in developing and emerging markets than in developed markets.		✓
Growth Investing: Prices of growth stocks are more sensitive to investor perceptions of the issuing company’s growth potential and may fall quickly and significantly if investors suspect that actual growth may be less than expected. There is a risk that funds that invest in growth-oriented stocks may underperform other funds that invest more broadly. Growth stocks tend to be more volatile than value stocks, and may underperform the market as a whole over any given time period.	✓
High-Yield Securities: Lower quality securities (including securities that have fallen below investment-grade and are classified as “junk bonds” or “high yield securities”) have greater credit risk and liquidity risk than higher quality (investment-grade) securities, and their issuers' long-term ability to make payments is considered speculative. Prices of lower quality bonds or other debt instruments are also more volatile, are more sensitive to negative news about the economy or the issuer, and have greater liquidity and price volatility risk.	✓	✓
Inflation-Indexed Bonds: If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. In addition, inflation-indexed bonds are subject to the usual risks associated with debt instruments, such as interest rate and credit risk. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.		✓
Interest in Loans: The value and the income streams of interests in loans (including participation interests in lease financings and assignments in secured variable or floating rate loans) will decline if borrowers delay payments or fail to pay altogether. A significant rise in market interest rates could increase this risk. Although loans may be fully collateralized when purchased, such collateral may become illiquid or decline in value.	✓	✓

Risks	Prior Risks	Current Risks
Interest Rate: With bonds and other fixed rate debt instruments, a rise in market interest rates generally causes values to fall; conversely, values generally rise as market interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate paid by the securities is a floating rate, which generally will decrease when the market rate of interest to which the inverse security is indexed increases and will increase when the market rate of interest to which the inverse security is indexed decreases. As of the date of this Prospectus, the United States experiences a low interest rate environment, which may increase the Portfolio’s exposure to risks associated with rising market interest rates. Rising market interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. To the extent that the Portfolio invests in fixed-income securities, an increase in market interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain investments, adversely affect values, and increase costs. Increased redemptions may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so and may lower returns. If dealer capacity in fixed-income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed-income markets. Further, recent and potential future changes in government policy may affect interest rates.	✓	✓
Investing through Bond Connect: Chinese debt instruments trade on the China Interbank Bond Market (“CIBM”) and may be purchased through a market access program that is designed to, among other things, enable foreign investment in the People’s Republic of China (“Bond Connect”). There are significant risks inherent in investing in Chinese debt instruments, similar to the risks of other fixed-income securities markets in emerging markets. The prices of debt instruments traded on the CIBM may fluctuate significantly due to low trading volume and potential lack of liquidity. The rules to access debt instruments that trade on the CIBM through Bond Connect are relatively new and subject to change, which may adversely affect the Portfolio's ability to invest in these instruments and to enforce its rights as a beneficial owner of these instruments. Trading through Bond Connect is subject to a number of restrictions that may affect the Portfolio’s investments and returns.		✓
Investment Model: A manager’s proprietary model may not adequately allow for existing or unforeseen market factors or the interplay between such factors. Volatility management techniques may not always be successful in reducing volatility, may not protect against market declines, and may limit the Portfolio’s participation in market gains, negatively impacting performance even during periods when the market is rising. During sudden or significant market rallies, such underperformance may be significant. Moreover, volatility management strategies may increase portfolio transaction costs, which may increase losses or reduce gains. The Portfolio’s volatility may not be lower than that of the Index during all market cycles due to market factors. Portfolios that are actively managed, in whole or in part, according to a quantitative investment model can perform differently from the market as a whole based on the investment model and the factors used in the analysis, the weight placed on each factor, and changes from the factors’ historical trends. Mistakes in the construction and implementation of the investment models (including, for example, data problems and/or software issues) may create errors or limitations that might go undetected or are discovered only after the errors or limitations have negatively impacted performance. There is no guarantee that the use of these investment models will result in effective investment decisions for the Portfolio.		✓
Liquidity: If a security is illiquid, the Portfolio might be unable to sell the security at a time when the Portfolio’s manager might wish to sell, or at all. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, exposing the Portfolio to the risk that the price at which it sells illiquid securities will be less than the price at which they were valued when held by the Portfolio. The prices of illiquid securities may be more volatile than more liquid investments. The risks associated with illiquid securities may be greater in times of financial stress. The Portfolio could lose money if it cannot sell a security at the time and price that would be most beneficial to the Portfolio.	✓	✓
Market: Stock prices may be volatile or have reduced liquidity in response to real or perceived impacts of factors including, but not limited to, economic conditions, changes in market interest rates, and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to costs and impair the ability of the Portfolio to achieve its investment objectives.	✓	✓

Risks	Prior Risks	Current Risks
Market Capitalization: Stocks fall into three broad market capitalization categories - large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies causing the a fund that invests in these companies to increase in value more rapidly than a fund that invests in larger companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, more limited publicly available information, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may be more volatile and may decline significantly in market downturns.	✓	✓
Mortgage- and/or Asset-Backed Securities: Defaults on, or low credit quality or liquidity of the underlying assets of the asset-backed (including mortgage-backed) securities may impair the value of these securities and result in losses. There may be limitations on the enforceability of any security interest or collateral granted with respect to those underlying assets and the value of collateral may not satisfy the obligation upon default. These securities also present a higher degree of prepayment and extension risk and interest rate risk than do other types of debt instruments.	✓	✓
Other Investment Companies: The main risk of investing in other investment companies, including exchange-traded funds (“ETFs”), is the risk that the value of the securities underlying an investment company might decrease. Shares of investment companies that are listed on an exchange may trade at a discount or premium from their net asset value. You will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Portfolio. The investment policies of the other investment companies may not be the same as those of the Portfolio; as a result, an investment in the other investment companies may be subject to additional or different risks than those to which the Portfolio is typically subject.	✓	✓
Over-the-Counter Investments: Investments purchased over-the-counter (“OTC”), including securities and derivatives, can involve greater risks than securities traded on recognized stock exchanges. OTC securities are generally securities of smaller or newer companies that may have limited product lines and markets compared to larger companies. They also can have less management depth, more reliance on key personnel, and less access to capital and credit. OTC securities tend to trade less frequently and in lower volume, and as a result have greater liquidity risk. Many of the protections afforded to participants on some organized exchanges, such as the performance guarantee of an exchange clearing house, are not available in connection with OTC derivatives transactions. Additionally, OTC investments are generally purchased either directly from a dealer or in negotiated transactions with the issuer and as such may expose the Portfolio to counterparty risk.	✓
Prepayment and Extension: Many types of debt instruments are subject to prepayment and extension risk. Prepayment risk is the risk that the issuer of a debt instrument will pay back the principal earlier than expected. This may occur when interest rates decline. Prepayment may expose the Portfolio to a lower rate of return upon reinvestment of principal. Also, if a debt instrument subject to prepayment has been purchased at a premium, the value of the premium would be lost in the event of prepayment. Extension risk is the risk that the issuer of a debt instrument will pay back the principal later than expected. This may occur when interest rates rise. This may negatively affect performance, as the value of the debt instrument decreases when principal payments are made later than expected. Additionally, the Portfolio may be prevented from investing proceeds it would have received at a given time at the higher prevailing interest rates.	✓	✓
Real Estate Companies and Real Estate Investment Trusts (“REITs”): Investing in real estate companies and REITs may subject the Portfolio to risks similar to those associated with the direct ownership of real estate, including losses from casualty or condemnation, changes in local and general economic conditions, supply and demand, market interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses in addition to terrorist attacks, war, or other acts that destroy real property. Investments in REITs are affected by the management skill and creditworthiness of the REIT. The Portfolio will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests.		✓
Securities Lending: Securities lending involves two primary risks: “investment risk” and “borrower default risk.” When lending securities, the Portfolio will receive cash or U.S. government securities as collateral. Investment risk is the risk that the Portfolio will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Portfolio will lose money due to the failure of a borrower to return a borrowed security. Securities lending may result in leverage. The use of leverage may exaggerate any increase or decrease in the net asset value, causing the Portfolio to be more volatile. The use of leverage may increase expenses and increase the impact of the Portfolio’s other risks.	✓	✓

Risks	Prior Risks	Current Risks
Sovereign Debt: These securities are issued or guaranteed by foreign government entities. Investments in sovereign debt are subject to the risk that a government entity may delay payment, restructure its debt, or refuse to pay interest or repay principal on its sovereign debt. Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, social changes, the relative size of its debt position to its economy or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay or bankruptcy proceeding by which all or part of sovereign debt that a government entity has not repaid may be collected.		✓
U.S. Government Securities and Obligations: U.S. government securities are obligations of, or guaranteed by, the U.S. government, its agencies or government-sponsored enterprises. U.S. government securities are subject to market and interest rate risk, and may be subject to varying degrees of credit risk.	✓	✓
Value Investing: Securities that appear to be undervalued may never appreciate to the extent expected. Further, because the prices of value-oriented securities tend to correlate more closely with economic cycles than growth-oriented securities, they generally are more sensitive to changing economic conditions, such as changes in market interest rates, corporate earnings and industrial production. The manager may be wrong in its assessment of a company’s value and the securities the Portfolio holds may not reach their full values. A particular risk of the Portfolio’s value approach is that some holdings may not recover and provide the capital growth anticipated or a security judged to be undervalued may actually be appropriately priced. The market may not favor value-oriented securities and may not favor equities at all. During those periods, the Portfolio’s relative performance may suffer. There is a risk that funds that invest in value-oriented stocks may underperform other funds that invest more broadly.	✓
Zero-Coupon Bonds and Pay-in-Kind Securities: Zero-coupon bonds and pay-in-kind securities may be subject to greater fluctuations in price due to market interest rate changes than conventional interest-bearing securities. The Portfolio may have to pay out the imputed income on zero-coupon bonds without receiving the actual cash currency resulting in a loss.	✓
What are the terms of the New Sub-Advisory Agreement?
The description of the New Sub-Advisory Agreement that follows is qualified in its entirety by reference to the copy of the form of the New Sub-Advisory Agreement included in Appendix B. The New Sub-Advisory Agreement is substantially similar to the Prior Sub-Advisory Agreement.
Fees. The Adviser and not the Portfolio is responsible for any fees due under the New Sub-Advisory Agreement and was responsible for any fees due under the Prior Sub-Advisory Agreement. For the fiscal year ended December 31, 2018, the Adviser paid $1,400,687.68 in sub-advisory fees.
Sub-Advisory Services. Both the Prior and New Sub-Advisory Agreement obligate the sub-adviser to provide investment research and a continuous investment program and determine in its discretion the composition of the assets of the Portfolio, including determination of the purchase, retention, or sale of the securities, cash, and other investments contained in the Portfolio.
Limitation of Liability. Both the Prior and New Sub-Advisory Agreement provide that the sub-adviser, any affiliated person of the sub-adviser, and each person, if any, who controls the sub-adviser shall not be liable for, or subject to any damages, expenses, or losses in connection with, any act or omission connected with or arising out of any services rendered under the agreement except by reason of willful misfeasance, bad faith, or gross negligence in the performance of the sub-adviser’s duties, or by reason of reckless disregard of the sub-adviser’s obligations and duties.
Term and Continuance. After an initial two-year term, the New Sub-Advisory Agreement continues in effect from year to year so long as such continuance is specifically approved at least annually by (1) the Board or (2) the vote of a “majority” (as defined in the 1940 Act) of the Portfolio’s outstanding shares voting as a single class; provided that, in either event, the continuance is also approved by at least a majority of those Trustees who are neither parties to the agreement nor “interested persons” (as defined in the 1940 Act) of any such party nor have any interest in the agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. The Prior Sub-Advisory Agreement contained an identical provision with respect to the term and continuance of the sub-advisory contract.
Termination. The New Sub-Advisory Agreement may be terminated at any time, without the payment of any penalty upon 60 days’ written notice to the sub-adviser, by: (1) the Board; (2) vote of a majority of outstanding voting securities of the Portfolio; or (3) the Adviser. The sub-adviser may terminate the New Sub-Advisory Agreement at any time, without the payment of any penalty upon three months’ written notice unless the Portfolio or the Adviser requests additional time to find a replacement, in which case the New Sub-Adviser shall allow the additional time, not to exceed three additional months beyond the initial three-month notice period. The sub-adviser may also terminate the New Sub-Advisory Agreement at any time, without payment of penalty, in the event either the sub-adviser (acting in good faith) or the Adviser ceases to be registered as an investment adviser under the Investment Advisers Act of 1940 or otherwise becomes legally incapable of providing investment management services, or in the event the applicable Adviser becomes bankrupt or otherwise incapable of carrying out its obligations, or in the event that the sub-adviser does not receive compensation for its services as required by the terms of the applicable New Sub-Advisory Agreement. The Prior Sub-Advisory Agreement provided for the same terms with respect to termination.
The Prior Sub-Advisory Agreement with Franklin Advisers was last approved by the Board on November 14, 2018.

What factors did the Board consider?
Section 15(c) of the Investment Company Act of 1940, as amended (“1940 Act”), provides that an investment company, such as the Registrant, on behalf of the Portfolio, can enter into a new sub-advisory agreement only if the Board, including a majority of the Board members who have no direct or indirect interest in the sub-advisory agreement, and who are not “interested persons” of the Registrant, as such term is defined under the 1940 Act (“Independent Trustees”), approve the new arrangement. At a meeting on January 25, 2019, the Board considered a proposal by management that the Board appoint Voya IM as the New Sub-Adviser to the Portfolio to replace Franklin Advisers and approve the New Sub-Advisory Agreement with Voya IM under which Voya IM would serve as the sub-adviser to the Portfolio.
In determining whether to approve the New Sub-Advisory Agreement with Voya IM with respect to the Portfolio, the Board received and evaluated such information as it deemed necessary for an informed determination of whether the New Sub-Advisory Agreement should be approved for the Portfolio.
The materials provided to the Board to inform its consideration of whether to approve the New Sub-Advisory Agreement included the following: (1) Voya IM’s presentation before the Joint Investment Review Committee at its January 24, 2019 meeting; (2) memoranda and related materials provided to the Board in advance of its January 25, 2019 meeting discussing: (a) the Adviser’s rationale for recommending that Voya IM be appointed as the sub-adviser to the Portfolio, including the Adviser’s view that adding Voya IM was intended to provide the Portfolio with an emphasis on income-producing securities and generation of an above-average yield, a conservative risk-adjusted return profile, and potential for relative outperformance over peers; (b) the actual and hypothetical performance of Voya IM in managing its strategic income opportunities investment strategy and high dividend low volatility investment strategy, including Voya IM’s explanations regarding how such performance was calculated, with the blended performance of such strategies being compared against a relevant benchmark index; and (c) Voya IM’s investment philosophy and the firm’s overall investment process; (3) Fund Analysis and Comparison Tables for the Portfolio that provide information about the projected net expense ratio of the Portfolio reflecting the appointment of Voya IM as the sub-adviser and related changes proposed by management to the Portfolio’s net management fee structure, as compared with a representative group of mutual funds with similar investment programs to the investment program of Voya IM; (4) Voya IM’s responses to inquiries from K&L Gates LLP, counsel to the Independent Trustees; (5) supporting documentation, including a copy of the form of the New Sub-Advisory Agreement; and (6) other information relevant to the Board’s evaluation.
In reviewing the proposed New Sub-Advisory Agreement, the Board considered a number of factors including, but not limited to, the following: (1) the Adviser’s view with respect to the strength and reputation of Voya IM in managing its strategic income opportunities investment strategy and high dividend low volatility investment strategy; (2) the strength and reputation of Voya IM in the investment management industry; (3) the nature and quality of the services to be provided by Voya IM under the New Sub-Advisory Agreement; (4) the personnel, operations, financial condition, and investment management capabilities, methodologies, and resources of Voya IM; (5) the fairness of the compensation under the New Sub-Advisory Agreement in light of the services to be provided by Voya IM; (6) the sub-advisory fee rate payable by the Adviser to Voya IM, including Voya IM’s representation that it does not manage any accounts pursuant to a strategy similar to the strategy proposed for the Portfolio and, therefore, does not charge any such account a lower fee rate than the sub-advisory fee rate proposed for the Portfolio; (7) the potential “fall-out” benefits to Voya IM and its affiliates from Voya IM’s relationship with the Portfolio, including Voya IM’s ability to engage in soft-dollar transactions for the Portfolio; (8) the proposed reductions to the Portfolio’s expense ratio, including a reduction in the advisory fee; (9) Voya IM’s operations and compliance programs, including the policies and procedures intended to assure compliance with the federal securities laws; (10) the appropriateness of the selection of Voya IM in light of the Portfolio’s investment objective and investor base; and (11) Voya IM’s Code of Ethics, and related procedures for complying with that Code.
The Board also considered the effect of approving the New Sub-Advisory Agreement and related changes to the Portfolio’s expense structure on the profitability of the Adviser and Voya IM with respect to the services provided to the Portfolio. In considering whether economies of scale likely will be realized by Voya IM as the Portfolio grows larger and the extent to which any such economies are reflected in the contractual sub-advisory fee rate schedule, the Board considered that any breakpoints would inure to the benefit of the Adviser, except to the extent that there are corresponding advisory fee rate breakpoints or waivers because the Adviser (and not the Portfolio) would pay the sub-advisory fees to be earned by Voya IM.
After its deliberation, the Board reached the following conclusions: (1) Voya IM should be appointed to serve as the sub-adviser to the Portfolio under the New Sub-Advisory Agreement, replacing Franklin Advisers as the sub-adviser to the Portfolio; (2) the nature, extent and quality of services to be provided by Voya IM under the New Sub-Advisory Agreement, the sub-advisory fee rate payable by the Adviser to Voya IM, the anticipated impact of appointing Voya IM as the Portfolio’s sub-adviser on its performance, the effect of approving the New Sub-Advisory Agreement and related changes to the Portfolio’s expense structure on the Adviser’s and Voya IM’s profitability with respect to their services to the Portfolio, and the “fall-out” benefits and economies of scale that may inure to Voya IM in servicing the Portfolio are reasonable in the context of all factors considered by the Board; and (3) Voya IM maintains appropriate compliance programs, with this conclusion based upon, among other matters, a report from the Portfolio’s Chief Compliance Officer concluding that Voya IM’s compliance policies and procedures are reasonably designed to assure compliance with the federal securities laws. Based on these conclusions and other factors, the Board voted to approve the New Sub-Advisory Agreement for the Portfolio. During their deliberations, different Board members may have given different weight to different individual factors and related conclusions.

GENERAL INFORMATION ABOUT THE INFORMATION STATEMENT
Who are the service providers to the Portfolio?
Voya Investments, LLC
Voya Investments, an Arizona limited liability company, has overall responsibility for the management of the Portfolio. Voya Investments oversees all investment advisory and portfolio management services and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Portfolio, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. Voya Investments is registered with the U.S. Securities and Exchange Commission (“SEC”) as an investment adviser.
The Adviser is an indirect, wholly-owned subsidiary of Voya Financial, Inc. Voya Financial, Inc. is a U.S.-based financial institution whose subsidiaries operate in the retirement, investment, and insurance industries. Voya Investments' principal office is located at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258. As of March 31, 2019, Voya Investments managed approximately $84.7 billion in assets.
Please see Appendix A for a listing of the names, addresses, and principal occupations of the principal executive officers of the Adviser and the New Sub-Adviser. Please see Appendix C for a list of officers and Trustees of the Portfolio that are employees of the Adviser. Appendix E includes the amount of advisory fees paid by the Portfolio to the Adviser for the most recent fiscal year as well as the amount of advisory fees the Adviser would have received had the new lower investment advisory fee effective May 1, 2019 been in place.
Voya Investments Distributor, LLC
The Distributor is a Delaware limited liability company with its principal offices at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258. The Distributor is an indirect, wholly-owned subsidiary of Voya Financial, Inc. and is an affiliate of the Adviser.
The Distributor is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org or the Public Disclosure Hotline at 1-800-289-9999.
For services provided under the distribution agreement, the Portfolio paid $1,311,467 to the Distributor for the fiscal year ended December 31, 2018. For the fiscal year ended December 31, 2018, the Portfolio paid no brokerage fees to an affiliate.
Can shareholders submit proposals for consideration in a future Proxy Statement?
The Portfolio is not required to hold annual meetings and currently does not intend to hold such meetings unless shareholder action is required in accordance with the 1940 Act. A shareholder proposal to be considered for inclusion in a proxy statement at any subsequent meeting of shareholders must be submitted in a reasonable time before a proxy statement for that meeting is printed and mailed. Whether a proposal is submitted in a proxy statement will be determined in accordance with applicable federal and state laws.
Why did my household only receive one copy of this Information Statement?
Only one copy of this Information Statement may be mailed to each household, even if more than one person in the household is a shareholder of record, unless the Portfolio has received contrary instructions from one or more of the household’s shareholders. If a shareholder needs an additional copy of this Information Statement, please contact Shareholder Services at 1-800-366-0066. If in the future, any shareholder does not wish to combine or wishes to recombine the mailing with household members, please inform the Portfolio in writing at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034 or via telephone at 1-800-366-0066.
Who pays for this Information Statement?
The Adviser will pay the expenses incurred in connection with this Information Statement, including the printing, mailing, legal, and out-of-pocket expenses. These expenses are estimated to be $24,500.
How many shares were outstanding as of the Record Date?
As of May 1, 2019, the following shares of beneficial interest of the Portfolio were outstanding:
Class	Shares Outstanding
ADV	418,501.604
I	725,560.236
S	26,307,242.982
S2	6,931,699.634
Total	34,383,004.456
Appendix D lists the persons that, as of May 1, 2019, owned beneficially or of record 5% or more of the outstanding shares of the Portfolio. To the best of the Portfolio’s knowledge, as of May 1, 2019, no Trustee or officers owned 1% or more of the outstanding shares of the Portfolio. As of May 1, 2019, none of the Independent Trustees nor their immediate family members owned any shares of the Adviser or principal underwriter or of any entity controlling, controlled by, or under common control with the Adviser or principal underwriter (not including registered investment companies).

APPENDIX A: PRINCIPAL EXECUTIVE OFFICERS
Executive Officers of Voya Investments, LLC
7337 E. Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Name and Title
Michael Bell – Chief Executive Officer
Dina Santoro – President
James M. Fink – Managing Director
Stanley D. Vyner – Executive Vice President and Chief Investment Risk Officer
Kimberly A. Anderson – Senior Vice President and Assistant Secretary
Micheline S. Faver – Vice President and Chief Compliance Officer
Todd Modic – Senior Vice President
Huey P. Falgout, Jr. – Senior Vice President and Secretary
Executive Officers of Voya Investment Management Co. LLC
Name and Title
Christine L. Hurtsellers – Chief Executive Officer, Director, and Chairwoman
Michael A. Bell – Chief Financial Officer and Managing Director
Michael B. Pytosh – Chief Investment Officer of Equities and Senior Managing Director
Matthew Toms – Chief Investment Officer of Fixed-Income and Proprietary Investments and Senior Managing Director
Gerald T. Lins – General Counsel and Managing Director
Amir Sahibzada – Chief Risk Officer
Deborah A. Hammalian – Chief Compliance Officer and Managing Director
James M. Fink – Chief Administrative Officer and Managing Director
Dina Santoro – Head of Product Marketing and Strategy and Managing Director
Charles M. Shaffer – Head of Distribution and Managing Director
Paul L. Zemsky – Senior Managing Director

APPENDIX B: FORM OF SUB-ADVISORY AGREEMENT
AGREEMENT, effective as of May 1, 2019, between Voya Investments, LLC, an Arizona limited liability company (the “Manager”), and Voya Investment Management Co. LLC, a Delaware limited liability company (the “Sub-Adviser”).
WHEREAS, Voya Investors Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, management investment company;
WHEREAS, the Trust is authorized to issue separate series, each series having its own investment objective or objectives, policies, and limitations;
WHEREAS, the Trust may offer shares of additional series in the future;
WHEREAS, pursuant to an Investment Management Agreement, effective as of May 1, 2019 (the “Investment Management Agreement”), a copy of which has been provided to the Sub-Adviser, the Trust has retained the Manager to render advisory and management services with respect to certain of the Trust’s series; and
WHEREAS, pursuant to authority granted to the Manager in the Investment Management Agreement, the Manager wishes to retain the Sub-Adviser to furnish investment advisory services to one or more of the series of the Trust, and the Sub-Adviser is willing to furnish such services to the Trust and the Manager.
NOW, THEREFORE, in consideration of the premises and the promises and mutual covenants herein contained, it is agreed between the Manager and the Sub-Adviser as follows:
1.	Appointment. The Manager hereby appoints the Sub-Adviser to act as the investment adviser and manager to the series of the Trust set forth on Schedule A hereto (the “Series”) for the periods and on the terms set forth in this Agreement. The Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided. To the extent that the Sub-Adviser is not the only person providing investment advisory services to a Series, the term “Series” shall be interpreted for purposes of this Agreement to include only those assets of the Series over which the Sub-Adviser is directed by the Manager to provide investment advisory services.
In the event the Trust designates one or more series (other than the Series) with respect to which the Manager wishes to retain the Sub-Adviser to render investment advisory services hereunder, it shall notify the Sub-Adviser in writing. If the Sub-Adviser is willing to render such services, it shall notify the Manager in writing, whereupon such series shall become a Series hereunder, and be subject to this Agreement.
2.	Sub-Adviser Duties. Subject to the supervision of the Trust’s Board of Trustees and the Manager, the Sub-Adviser will provide a continuous investment program for each Series’ portfolio and determine in its discretion the composition of the assets of each Series’ portfolio, including determination of the purchase, retention, or sale of the securities, cash, and other investments contained in the portfolio. The Sub-Adviser will provide investment research and conduct a continuous program of evaluation, investment, sales, and reinvestment of each Series’ assets by determining the securities and other investments that shall be purchased, entered into, sold, closed, or exchanged for the Series, when these transactions should be executed, and what portion of the assets of the Series should be held in the various securities and other investments in which it may invest. To the extent permitted by the investment policies of each Series, the Sub-Adviser shall make decisions for the Series as to foreign currency matters and make determinations as to and execute and perform foreign currency exchange contracts on behalf of the Series. The Sub-Adviser will provide the services under this Agreement in accordance with each Series’ investment objective or objectives, policies, and restrictions as stated in the Trust’s Registration Statement filed with the Securities and Exchange Commission (“SEC”), as amended, copies of which shall be sent to the Sub-Adviser by the Manager prior to the commencement of this Agreement and promptly following any such amendment. The Sub-Adviser further agrees as follows:
(a)	The Sub-Adviser will conform with the 1940 Act and all rules and regulations thereunder, all other applicable federal and state laws and regulations, with any applicable procedures adopted by the Trust’s Board of Trustees of which the Sub-Adviser has been sent a copy, and the provisions of the Registration Statement of the Trust filed under the Securities Act of 1933 (the “1933 Act”) and the 1940 Act, as supplemented or amended, of which the Sub-Adviser has received a copy, and with the Manager’s portfolio manager operating policies and procedures as in effect on the date hereof, as such policies and procedures may be revised or amended by the Manager and agreed to by the Sub-Adviser. In carrying out its duties under the Sub-Adviser Agreement, the Sub-Adviser will comply with the following policies and procedures:
(i)	The Sub-Adviser will (1) manage each Series so that it meets the income and asset diversification requirements of Section 851 of the Internal Revenue Code of 1986, as amended (the “Code”); and (2), if applicable, manage each Series so that no action or omission on the part of the Sub-Adviser shall cause a Series to fail to comply with the diversification requirements of Section 817(h) of the Code, and the regulations issued thereunder.
(ii)	The Sub-Adviser will have no duty to vote any proxy solicited by or with respect to the issuers of securities in which assets of the Series are invested in connection with annual and special meetings of equity stockholders, provided however, that the Sub-Adviser retains responsibility to vote or abstain from voting all solicitations with respect to non-equity portfolio securities and all portfolio securities for matters with regard to bankruptcy or related plans of reorganization unless the Manager gives the Sub-Adviser written instructions to the contrary. The Sub-Adviser will immediately forward any proxy it receives on behalf of the Trust solicited by or with respect to the issuers of securities in which assets of the Series are invested to the Manager or to any agent of the Manager designated by the Manager in writing.
The Sub-Adviser will make appropriate personnel reasonably available for consultation for the purpose of reviewing with representatives of the Manager and/or the Board any proxy solicited by or with respect to the issuers of securities in which assets of the Series are invested. Upon request, the Sub-Adviser will submit a written voting recommendation to the Manager for such proxies. In making such recommendations, the Sub-Adviser shall use its good faith judgment to act in the best interests of the Series. The Sub-Adviser shall disclose to the best of its knowledge any conflict of interest with the issuers of securities that are the subject of such recommendation including whether such issuers are clients or are being solicited as clients of the Sub-Adviser or of its affiliates.
(iii)	In connection with the purchase and sale of securities for each Series, the Sub-Adviser will arrange for the transmission to the custodian and portfolio accounting agent for the Series on a daily basis, such confirmation, trade tickets, and other documents and information, including, but not limited to, Cusip, Sedol, or other numbers that identify securities to be purchased or sold on behalf of the Series, as may be reasonably necessary to enable the custodian and portfolio accounting agent to perform its administrative and recordkeeping responsibilities with respect to the Series. With respect to portfolio securities to be settled through the Depository Trust Company, the Sub-Adviser will arrange for the prompt transmission of the confirmation of such trades to the Trust’s custodian and portfolio accounting agent.
(iv)	The Sub-Adviser will assist the custodian and portfolio accounting agent for the Trust in determining or confirming, consistent with the procedures and policies stated in the Registration Statement for the Trust or adopted by the Board of Trustees, the value of any portfolio securities or other assets of the Series for which the custodian and portfolio accounting agent seeks assistance from or identifies for review by the Sub-Adviser. The parties acknowledge that the Sub-Adviser is not a custodian of the Series’ assets and will not take possession or custody of such assets.
(v)	The Sub-Adviser will provide the Manager, no later than the 10th business day following the end of each Series’ semi-annual period and fiscal year, a letter to shareholders (to be subject to review and editing by the Manager) containing a discussion of those factors referred to in Item 27(b)(7) of 1940 Act Form N-1A in respect of both the prior quarter and the fiscal year to date.
(vi)	The Sub-Adviser will complete and deliver to the Manager a written compliance checklist in a form provided by the Manager for each month by the 10th business day of the following month.
(b)	The Sub-Adviser will make available to the Trust and the Manager, promptly upon request, any of the Series’ investment records and ledgers maintained by the Sub-Adviser (which shall not include the records and ledgers maintained by the custodian or portfolio accounting agent for the Trust) as are necessary to assist the Trust and the Manager to comply with requirements of the 1940 Act and the Investment Advisers Act of 1940 (the “Advisers Act”), as well as other applicable laws. The Sub-Adviser will furnish to regulatory authorities having the requisite authority any information or reports in connection with such services in respect to the Series which may be requested in order to ascertain whether the operations of the Trust are being conducted in a manner consistent with applicable laws and regulations.
(c)	The Sub-Adviser will provide reports to the Trust’s Board of Trustees for consideration at meetings of the Board of Trustees on the investment program for each Series and the issuers and securities represented in each Series’ portfolio, and will furnish the Trust’s Board of Trustees with respect to each Series such periodic and special reports as the Trustees and the Manager may reasonably request.
(d)	With respect to any investments, including, but not limited to, repurchase and reverse repurchase agreements, derivatives contracts, futures contracts, International Swaps and Derivatives Association, Inc. Master Agreements, and options on futures contracts (“futures”), which are permitted to be made by the Sub-Adviser in accordance with this Agreement and the investment objectives and strategies of the Series as outlined in the Registration Statement for the Trust, the Manager hereby authorizes and directs the Sub-Adviser to do and perform every act and thing whatsoever necessary or incidental in performing its duties and obligations under this Agreement including, but not limited to, executing as agent, on behalf of each Series, brokerage agreements and other documents to establish, operate and conduct all brokerage or other trading accounts, and executing as agent, on behalf of each Series, such agreements and other documentation as may be required for the purchase or sale, assignment, transfer and ownership of any permitted investment, including limited partnership agreements, repurchase and derivative master agreements, including any schedules and annexes to such agreements, releases, consents, elections and confirmations. The Manager acknowledges and understands that it will be bound by any such trading accounts established, and agreements and other documentation executed, by the Sub-Adviser for such investment purposes.
3.	Broker-Dealer Selection. The Sub-Adviser is authorized to make decisions to buy and sell securities and other investments for each Series’ portfolio, broker-dealer selection, and negotiation of brokerage commission rates in effecting a security transaction. The Sub-Adviser’s primary consideration in effecting a security transaction will be to obtain the best execution for the Series, taking into account the factors specified in the prospectus and/or statement of additional information for the Trust, and determined in consultation with the Manager, which include price (including the applicable brokerage commission or dollar spread), the size of the order, the nature of the market for the security, the timing of the transaction, the reputation, the experience and financial stability of the broker-dealer involved, the quality of the service, the difficulty of execution, and the execution capabilities and operational facilities of the firm involved, and the firm’s risk in positioning a block of securities. Accordingly, the price to a Series in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified, in the judgment of the Sub-Adviser in the exercise of its fiduciary obligations to the Trust, by other aspects of the portfolio execution services offered. Subject to such policies as the Trust’s Board of Trustees or Manager may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused a Series to pay a broker-dealer for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Sub-Adviser’s or the Manager’s overall responsibilities with respect to the Series and to their respective other clients as to which they exercise investment discretion. The Sub-Adviser will consult with the Manager to the end that portfolio transactions on behalf of a Series are directed to broker-dealers on the basis of criteria reasonably considered appropriate by the Manager. To the extent consistent with these standards, the Sub-Adviser is further authorized to allocate the orders placed by it on behalf of a Series to the Sub-Adviser if it is registered as a broker-dealer with the SEC, to an affiliated broker-dealer, or to such brokers and dealers who also provide research or statistical material, or other services to the Series, the Sub-Adviser, or an affiliate of the Sub-Adviser. Such allocation shall be in such amounts and proportions as the Sub-Adviser shall determine consistent with the above standards, and the Sub-Adviser will report on said allocation regularly to the Trust’s Board of Trustees indicating the broker-dealers to which such allocations have been made and the basis therefor.
4.	Disclosure about Sub-Adviser. The Sub-Adviser has reviewed the most recent Post-Effective Amendment to the Registration Statement for the Trust filed with the SEC that contains disclosure about the Sub-Adviser, and represents and warrants that, with respect to the disclosure about the Sub-Adviser or information relating, directly or indirectly, to the Sub-Adviser, such Registration Statement contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of a material fact which was required to be stated therein or necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading. The Sub-Adviser further represents and warrants that it is a duly registered investment adviser under the Advisers Act and will maintain such registration so long as this Agreement remains in effect. The Sub-Adviser will provide the Manager with a copy of the Sub-Adviser’s Form ADV, Part II at the time the Form ADV is filed with the SEC.
5.	Expenses. During the term of this Agreement, the Sub-Adviser will pay all expenses incurred by it and its staff and for their activities in connection with its portfolio management duties under this Agreement. The Manager or the Trust shall be responsible for all the expenses of the Trust’s operations. In addition, if the Fund is required, under applicable law, to supplement the Registration Statement because of a change requested by the Sub-Adviser, the Sub-Adviser will reimburse the Fund and/or the Manager for the cost of preparing, printing and distributing such supplement, unless the Sub-Adviser is requesting the change in order to comply with an applicable law, rule or regulation.
6.	Compensation. For the services provided to each Series, the Manager will pay the Sub-Adviser an annual fee equal to the amount specified for such Series in Schedule A hereto, payable monthly in arrears. The fee will be appropriately prorated to reflect any portion of a calendar month that this Agreement is not in effect among the parties. In accordance with the provisions of the Investment Management Agreement, the Manager is solely responsible for the payment of fees to the Sub-Adviser, and the Sub-Adviser agrees to seek payment of its fees solely from the Manager; provided, however, that if the Trust fails to pay the Manager all or a portion of the Investment Management fee under said Investment Management Agreement when due, and the amount that was paid is insufficient to cover the Sub-Adviser’s fee under this Agreement for the period in question, then the Sub-Adviser may enforce against the Trust any rights it may have as a third-party beneficiary under the Investment Management Agreement and the Manager will take all steps appropriate under the circumstances to collect the amount due from the Trust.
7.	Marketing Materials.
(a)	During the term of this Agreement, the Sub-Adviser agrees to furnish the Manager at its principal office for prior review and approval by the Manager all written and/or printed materials, including but not limited to, PowerPoint® or slide presentations, news releases, advertisements, brochures, fact sheets and other promotional, informational or marketing materials (the “Marketing Materials”) for internal use or public dissemination, that are produced or are for use or reference by the Sub-Adviser, its affiliates or other designees, broker-dealers or the public in connection with the Series, and Sub-Adviser shall not use any such materials if the Manager reasonably objects in writing within five business days (or such other period as may be mutually agreed) after receipt thereof. Marketing Materials may be furnished to the Manager by first class or overnight mail, facsimile transmission equipment, electronic delivery or hand delivery.
(b)	During the term of this Agreement, the Manager agrees to furnish the Sub-Adviser at its principal office all prospectuses, proxy statements, reports to shareholders, or Marketing Materials prepared for distribution to shareholders of each Series, or the public that refer to the Sub-Adviser in any way, prior to the use thereof, and the Manager shall not use any such materials if the Sub-Adviser reasonably objects in writing within five business days (or such other period as may be mutually agreed) after receipt thereof. The Sub-Adviser’s right to object to such materials is limited to the portions of such materials that expressly relate to the Sub-Adviser, its services and its clients. The Manager agrees to use its reasonable best efforts to ensure that materials prepared by its employees or agents or its affiliates that refer to the Sub-Adviser or its clients in any way are consistent with those materials previously approved by the Sub-Adviser as referenced in the first sentence of this paragraph. Marketing Materials may be furnished to the Sub-Adviser by first class or overnight mail, facsimile transmission equipment, electronic delivery or hand delivery.
8.	Compliance.

(a)	The Sub-Adviser agrees to use reasonable compliance techniques as the Manager or the Board of Trustees may adopt, including any written compliance procedures.
(b)	The Sub-Adviser agrees that it shall promptly notify the Manager and the Trust: (1) in the event that the SEC has censured the Sub-Adviser; placed limitations upon its activities, functions or operations; suspended or revoked its registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions; or (2) upon having a reasonable basis for believing that the Series has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Sub-Adviser further agrees to notify the Manager and the Trust promptly of any material fact known to the Sub-Adviser respecting or relating to the Sub-Adviser that is not contained in the Registration Statement or prospectus for the Trust (which describes the Series), or any amendment or supplement thereto, or if any statement contained therein that becomes untrue in any material respect.
(c)	The Manager agrees that it shall promptly notify the Sub-Adviser: (1) in the event that the SEC has censured the Manager or the Trust; placed limitations upon either of their activities, functions, or operations; suspended or revoked the Manager’s registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions; or (2) upon having a reasonable basis for believing that the Series has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code.
9.	Books and Records. The Sub-Adviser hereby agrees that all records which it maintains for the Series may be the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust’s or the Manager’s request in compliance with the requirements of Rule 31a-3 under the 1940 Act, although the Sub-Adviser may, at its own expense, make and retain a copy of such records. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act.
10.	Cooperation; Confidentiality. Each party to this Agreement agrees to cooperate with the other party and with all appropriate governmental authorities having the requisite jurisdiction (including, but not limited to, the SEC) in connection with any investigation or inquiry relating to this Agreement or the Trust. Subject to the foregoing, the Sub-Adviser shall treat as confidential all information pertaining to the Trust and actions of the Trust, the Manager and the Sub-Adviser, and the Manager shall treat as confidential and use only in connection with the Series all information furnished to the Trust or the Manager by the Sub-Adviser, in connection with its duties under the Agreement except that the aforesaid information need not be treated as confidential if required to be disclosed under applicable law, if generally available to the public through means other than by disclosure by the Sub-Adviser or the Manager, or if available from a source other than the Manager, Sub-Adviser or this Trust.
11.	Non-Exclusivity. The services of the Sub-Adviser to the Series and the Trust are not to be deemed to be exclusive, and the Sub-Adviser shall be free to render investment advisory or other services to others (including other investment companies) and to engage in other activities, provided, however, that the Sub-Adviser may not consult with any other sub-adviser of the Trust concerning transactions in securities or other assets for any investment portfolio of the Trust, including the Series, except that such consultations are permitted between the current and successor sub-advisers of the Series in order to effect an orderly transition of sub-advisory duties so long as such consultations are not concerning transactions prohibited by Section 17(a) of the 1940 Act.
12.	Representations Respecting Sub-Adviser. The Manager agrees that neither the Manager, nor affiliated persons of the Manager, shall give any information or make any representations or statements in connection with the sale of shares of the Series concerning the Sub-Adviser or the Series other than the information or representations contained in the Registration Statement, prospectus, or statement of additional information for the Trust’s shares, as they may be amended or supplemented from time to time, or in reports or proxy statements for the Trust, or in sales literature or other promotional material approved in advance by the Sub-Adviser, except with the prior permission of the Sub-Adviser.
13.	Control. Notwithstanding any other provision of the Agreement, it is understood and agreed that the Trust shall at all times retain the ultimate responsibility for and control of all functions performed pursuant to this Agreement and has reserved the right to reasonably direct any action hereunder taken on its behalf by the Sub-Adviser.
14.	Liability.
Except as may otherwise be required by the 1940 Act or the rules thereunder or other applicable law, the Manager agrees that the Sub-Adviser, any affiliated person of the Sub-Adviser, and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls the Sub-Adviser: (1) shall bear no responsibility and shall not be subject to any liability for any act or omission respecting any series of the Trust that is not a Series hereunder; and (2) shall not be liable for, or subject to any damages, expenses, or losses in connection with, any act or omission connected with or arising out of any services rendered under this Agreement, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of the Sub-Adviser’s duties, or by reason of reckless disregard of the Sub-Adviser’s obligations and duties under this Agreement.
15.	Indemnification.
(a)	The Manager agrees to indemnify and hold harmless the Sub-Adviser, any affiliated person of the Sub-Adviser, and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls (“controlling person”) the Sub-Adviser (all of such persons being referred to as “Sub-Adviser Indemnified Persons”) against any and all losses, claims, damages, liabilities, or litigation (including legal and other expenses) to which a Sub-Adviser Indemnified Person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Manager’s responsibilities to the Trust which: (1) may be based upon the Manager’s negligence, willful misfeasance, or bad faith in the performance of its duties (which could include a negligent action or a negligent omission to act), or by reason of the Manager’s reckless disregard of its obligations and duties under this Agreement; or (2) may be based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or prospectus covering shares of the Trust or any Series, or any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Manager or the Trust or to any affiliated person of the Manager by a Sub-Adviser Indemnified Person; provided however, that in no case shall the indemnity in favor of the Sub-Adviser Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of its reckless disregard of obligations and duties under this Agreement.
(b)	Notwithstanding Section 14 of this Agreement, the Sub-Adviser agrees to indemnify and hold harmless the Manager, any affiliated person of the Manager, and any controlling person of the Manager (all of such persons being referred to as “Manager Indemnified Persons”) against any and all losses, claims, damages, liabilities, or litigation (including legal and other expenses) to which a Manager Indemnified Person may become subject under the 1933 Act, 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Sub-Adviser’s responsibilities as Sub-Adviser of the Series which: (1) may be based upon the Sub-Adviser’s negligence, willful misfeasance, or bad faith in the performance of its duties (which could include a negligent action or a negligent omission to act), or by reason of the Sub-Adviser’s reckless disregard of its obligations and duties under this Agreement; or (2) may be based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or prospectus covering the shares of the Trust or any Series, or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact known or which should have been known to the Sub-Adviser and was required to be stated therein or necessary to make the statements therein not misleading, if such a statement or omission was made in reliance upon information furnished to the Manager, the Trust, or any affiliated person of the Manager or Trust by the Sub-Adviser or any affiliated person of the Sub-Adviser; provided, however, that in no case shall the indemnity in favor of a Manager Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.
(c)	The Manager shall not be liable under Paragraph (a) of this Section 15 with respect to any claim made against a Sub-Adviser Indemnified Person unless such Sub-Adviser Indemnified Person shall have notified the Manager in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Sub-Adviser Indemnified Person (or after such Sub-Adviser Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Manager of any such claim shall not relieve the Manager from any liability which it may have to the Sub-Adviser Indemnified Person against whom such action is brought except to the extent the Manager is prejudiced by the failure or delay in giving such notice. In case any such action is brought against the Sub-Adviser Indemnified Person, the Manager will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Sub-Adviser Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Sub-Adviser Indemnified Person. If the Manager assumes the defense of any such action and the selection of counsel by the Manager to represent the Manager and the Sub-Adviser Indemnified Person would result in a conflict of interests and therefore, would not, in the reasonable judgment of the Sub-Adviser Indemnified Person, adequately represent the interests of the Sub-Adviser Indemnified Person, the Manager will, at its own expense, assume the defense with counsel to the Manager and, also at its own expense, with separate counsel to the Sub-Adviser Indemnified Person, which counsel shall be satisfactory to the Manager and to the Sub-Adviser Indemnified Person. The Sub-Adviser Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Manager shall not be liable to the Sub-Adviser Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Sub-Adviser Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation. The Manager shall not have the right to compromise on or settle the litigation without the prior written consent of the Sub-Adviser Indemnified Person if the compromise or settlement results, or may result in a finding of wrongdoing on the part of the Sub-Adviser Indemnified Person.
(d)	The Sub-Adviser shall not be liable under Paragraph (b) of this Section 15 with respect to any claim made against a Manager Indemnified Person unless such Manager Indemnified Person shall have notified the Sub-Adviser in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Manager Indemnified Person (or after such Manager Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Sub-Adviser of any such claim shall not relieve the Sub-Adviser from any liability which it may have to the Manager Indemnified Person against whom such action is brought except to the extent the Sub-Adviser is prejudiced by the failure or delay in giving such notice. In case any such action is brought against the Manager Indemnified Person, the Sub-Adviser will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Manager Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Manager Indemnified Person. If the Sub-Adviser assumes the defense of any such action and the selection of counsel by the Sub-Adviser to represent both the Sub-Adviser and the Manager Indemnified Person would result in a conflict of interests and therefore, would not, in the reasonable judgment of the Manager Indemnified Person, adequately represent the interests of the Manager Indemnified Person, the Sub-Adviser will, at its own expense, assume the defense with counsel to the Sub-Adviser and, also at its own expense, with separate counsel to the Manager Indemnified Person, which counsel shall be satisfactory to the Sub-Adviser and to the Manager Indemnified Person. The Manager Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Sub-Adviser shall not be liable to the Manager Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Manager Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation. The Sub-Adviser shall not have the right to compromise on or settle the litigation without the prior written consent of the Manager Indemnified Person if the compromise or settlement results, or may result in a finding of wrongdoing on the part of the Manager Indemnified Person.

16.	Duration and Termination.
(a)	With respect to each Series identified as a Series on Schedule A hereto as in effect on the date of this Agreement, unless earlier terminated with respect to any Series this Agreement shall continue in full force and effect through November 30, 2020. Thereafter, unless earlier terminated with respect to a Series, the Agreement shall continue in full force and effect with respect to each such Series for periods of one year, provided that such continuance is specifically approved at least annually by: (1) the vote of a majority of the Board of Trustees of the Trust; or (2) the vote of a majority of the outstanding voting shares of the Series (as defined in the 1940 Act), and provided that such continuance is also approved by the vote of a majority of the Board of Trustees of the Trust who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of the Trust or the Manager, cast in person at a meeting called for the purpose of voting on such approval.
With respect to any Series that is added to Schedule A hereto as a Series after the date of this Agreement, the Agreement shall become effective on the later of: (1) the date Schedule A is amended to reflect the addition of such Series as a Series under the Agreement; or (2) the date upon which the shares of the Series are first sold to the public, subject to the condition that the Trust’s Board of Trustees, including a majority of those Trustees who are not interested persons (as such term is defined in the 1940 Act) of the Manager, and to the extent necessary under applicable law, the shareholders of such Series, shall have approved this Agreement. Unless terminated earlier as provided herein with respect to any such Series, the Agreement shall continue in full force and effect for a period of two years from the date of its effectiveness (as identified above) with respect to that Series. Thereafter, unless earlier terminated with respect to a Series, the Agreement shall continue in full force and effect with respect to each such Series for periods of one year, provided that such continuance is specifically approved at least annually by: (1) the vote of a majority of the Board of Trustees of the Trust; or (2) vote of a majority of the outstanding voting shares of such Series (as defined in the 1940 Act), and provided that such continuance is also approved by the vote of a majority of the Board of Trustees of the Trust who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of the Trust or the Manager, cast in person at a meeting called for the purpose of voting on such approval. However, any approval of this Agreement by the holders of a majority of the outstanding shares (as defined in the 1940 Act) of a Series shall be effective to continue this Agreement with respect to such Series notwithstanding: (1) that this Agreement has not been approved by the holders of a majority of the outstanding shares of any other Series; or (2) that this Agreement has not been approved by the vote of a majority of the outstanding shares of the Trust, unless such approval shall be required by any other applicable law or otherwise.
Notwithstanding the foregoing, this Agreement may be terminated with respect to any Series covered by this Agreement: (1) by the Manager at any time, upon sixty days’ written notice to the Sub-Adviser and the Trust; (2) at any time without payment of any penalty by the Trust, by the Trust’s Board of Trustees or a majority of the outstanding voting securities of each Series, upon sixty days’ written notice to the Manager and the Sub-Adviser; or (3) by the Sub-Adviser upon three months’ written notice unless the Trust or the Manager requests additional time to find a replacement for the Sub-Adviser, in which case the Sub-Adviser shall allow the additional time requested by the Trust or Manager not to exceed three additional months beyond the initial three-month notice period; provided, however, that the Sub-Adviser may terminate this Agreement at any time without penalty, effective upon written notice to the Manager and the Trust, in the event either the Sub-Adviser (acting in good faith) or the Manager ceases to be registered as an investment adviser under the Advisers Act or otherwise becomes legally incapable of providing investment management services pursuant to its respective contract with the Trust, or in the event the Manager becomes bankrupt or otherwise incapable of carrying out its obligations under this Agreement, or in the event that the Sub-Adviser does not receive compensation for its services from the Manager or the Trust as required by the terms of this Agreement.
In the event of termination for any reason, all records of each Series for which the Agreement is terminated shall promptly be returned to the Manager or the Trust, free from any claim or retention of rights in such record by the Sub-Adviser, although the Sub-Adviser may, at its own expense, make and retain a copy of such records. This Agreement shall automatically terminate in the event of its assignment (as such term is described in the 1940 Act). In the event this Agreement is terminated or is not approved in the manner described above, the Sections or Paragraphs numbered 9, 10, 12, 13, 14 and 15 of this Agreement shall remain in effect, as well as any applicable provision of this Section numbered 16 and, to the extent that only amounts are owed to the Sub-Adviser as compensation for services rendered while the Agreement was in effect, Section 6.
(b)	Notices. Any notice must be in writing and shall be sufficiently given: (1) when delivered in person; (2) when dispatched by telegram or electronic facsimile transfer (confirmed in writing by postage prepaid first class air mail simultaneously dispatched); (3) when sent by internationally recognized overnight courier service (with receipt confirmed by such overnight courier service); or (4) when sent by registered or certified mail, to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other party.
If to the Trust:
Voya Investors Trust
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, AZ 85258-2034
Attention: Kimberly A. Anderson
If to the Sub-Adviser:
Voya Investment Management Co. LLC
One Orange Way, C1-N
Windsor, CT 06095
Attention: Christopher Kurtz

With a copy to:
Voya Investment Management Co. LLC
230 Park Avenue
New Yok, NY 10169
Attention: Gerald Lins
If to the Manager:
Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, AZ 85258
Attention: Huey P. Falgout, Jr.
17.	Amendments. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved as required by applicable law.
18.	Miscellaneous.
(a)	This Agreement shall be governed by the laws of the State of New York, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act or rules or orders of the SEC thereunder, and without regard for the conflicts of laws principle thereof. The term “affiliate” or “affiliated person” as used in this Agreement shall mean “affiliated person” as defined in Section 2(a)(3) of the 1940 Act.
(b)	The Manager and the Sub-Adviser acknowledge that the Trust enjoys the rights of a third-party beneficiary under this Agreement, and the Manager acknowledges that the Sub-Adviser enjoys the rights of a third party beneficiary under the Investment Management Agreement.
(c)	The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.
(d)	To the extent permitted under Section 16 of this Agreement, this Agreement may only be assigned by any party with the prior written consent of the other parties.
(e)	If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby, and to this extent, the provisions of this Agreement shall be deemed to be severable.
(f)	Nothing herein shall be construed as constituting the Sub-Adviser as an agent or co-partner of the Manager, or constituting the Manager as an agent or co-partner of the Sub-Adviser.
(g)	This Agreement may be executed in counterparts.
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APPENDIX C: INTERESTED TRUSTEE AND OFFICERS OF THE PORTFOLIO
Name and Title of the Interested Trustee and each Officer of the Portfolio
Michael Bell – Chief Executive Officer
Dina Santoro – Interested Trustee, President
Stanley D. Vyner – Executive Vice President, Chief Investment Risk Officer
James M. Fink – Executive Vice President
Kevin M. Gleason – Chief Compliance Officer
Todd Modic – Senior Vice President, Chief/Principal Financial Officer, Assistant Secretary
Kimberly A. Anderson – Senior Vice President
Robert Terris – Senior Vice President
Fred Bedoya – Vice President and Treasurer
Maria M. Anderson – Vice President
Sara M. Donaldson – Vice President
Micheline S. Faver – Vice President
Robyn L. Ichilov – Vice President
Jason Kadavy – Vice President
Andrew K. Schlueter – Vice President
Craig Wheeler – Vice President
Monia Piacenti – Anti-Money Laundering Officer
Huey P. Falgout, Jr. – Secretary
Paul A. Caldarelli – Assistant Secretary
Theresa K. Kelety – Assistant Secretary

APPENDIX D: BENEFICIAL OWNERSHIP AS OF THE RECORD DATE
The following table provides information about the persons or entities who, to the knowledge of the Portfolio, owned beneficially or of record 5% or more of any class of the Portfolio’s outstanding shares as of May 1, 2019.
Name and Address of Shareholder	Percent of Class of Shares and Type of Ownership	Percentage of Fund
Voya Institutional Trust 1 Orange Way Windsor, CT 06095-4773	97.2% Class ADV; Beneficial	19.6%
Reliastar Life Insurance Company 1 Orange Way Windsor, CT 06095	68.8% Class I; Beneficial	1.5%
Voya Retirement Insurance and Annuity Company ATnn: Valuation Unit-TN41 One Orange Way B3N Windsor, CT 06095	29.4% Class I; Beneficial	0.6%
Voya Insurance and Annuity Company 1475 Dunwoody Drive West Chester, PA 19380-1478	94.6% Class S; 100% Class S2; Beneficial	73.6%
Voya Insurance and Annuity Company, an Iowa company, may be deemed a control person of the Portfolio. Voya Insurance and Annuity Company is an indirect, wholly-owned subsidiary of VA Capital Company LLC.

APPENDIX E: ADVISORY FEES
The following table provides: (1) the advisory fees paid by the Portfolio to the Adviser under the advisory agreement in place prior to May 1, 2019 (“Prior Agreement”) for the fiscal year ended December 31, 2018; (2) the estimated advisory fees that would have been paid during the fiscal year ended December 31, 2018 if the lower advisory fee effective May 1, 2019 (“Current Agreement”) had been in place; and (3) the percentage change between the fees paid under Prior Agreement and the estimated fees related to the Current Agreement.
Prior Agreement	Current Agreement	Change (%)
$3,162,238	$2,318,980	-26.67%